Exhibit 99.1

News Release

CMC to Opportunistically Raise $150M Tax-Exempt Bond Financing to Partially fund Steel WV Mill Project

IRVING, Texas, April 25, 2025 /PR Newswire/ – Commercial Metals Company (NYSE: CMC) (“CMC”) plans to launch a proposed tax-exempt bond financing today in the amount of $150.0 million. In connection with the proposed financing, the West Virginia Economic Development Authority (the “WVEDA”) authorized the issuance and sale of Solid Waste Disposal Facility Revenue Bonds (Commercial Metals Company Project), Series 2025 (the “Bonds”). If the financing is completed, WVEDA will issue the Bonds and loan the proceeds of the sale of the Bonds to CMC pursuant to a loan agreement between CMC, as borrower, and WVEDA, as lender. The loan proceeds will be used to finance a portion of the costs of the construction of solid waste disposal facilities located in Berkeley County, West Virginia (the “Facility”). CMC expects its investment in the Facility to be between $550.0 million and $600.0 million, net of $75.0 million of government assistance expected to be received from the WVEDA. The construction of the Facility is also expected to qualify for a net tax credit under the Inflation Reduction Act of approximately $80.0 million. The Bonds, if issued, will be special limited obligations of WVEDA, and WVEDA will assign substantially all of its rights under the loan agreement to the trustee for the bondholders as security for the Bonds. CMC’s obligations under the loan agreement will be senior unsecured obligations.

The Bonds will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state or other securities laws, and the Bonds will be issued pursuant to an exemption therefrom, and may not be offered or sold within the United States, or to or for the account or benefit of any U.S. Person, absent registration or an applicable exemption from registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to, and in accordance with, Rule 135c under the Securities Act.

About CMC

CMC is an innovative solutions provider helping build a stronger, safer, and more sustainable world. Through an extensive manufacturing network principally located in the United States and Central Europe, we offer products and technologies to meet the critical reinforcement needs of the global construction sector. CMC’s solutions support early-stage construction across a wide variety of applications, including infrastructure, non-residential, residential, industrial, and energy generation and transmission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws with respect to CMC’s expectations concerning the bond financing described above, the estimated cost of construction of CMC’s previously announced micro mill in Berkeley County, West Virginia and incentives related to such project. The statements in this release that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as CMC or its management “expects,” “anticipates,” “believes,” “estimates,” “future,” “intends,” “may,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases, as well as by discussions of strategy, plans or intentions.

CMC’s forward-looking statements are based on management’s expectations and beliefs as of the time this news release was prepared. Although CMC believes that its expectations are reasonable, CMC can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, CMC undertakes no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes.

Important factors that could cause actual results to differ materially from CMC’s expectations include those described in its filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of CMC’s annual report on Form 10-K for the fiscal year ended August 31, 2024 and Part II, Item 1A, “Risk Factors” of CMC’s quarterly report on Form 10-Q for the quarter ended February 28, 2025, as well as the following: changes in economic conditions which affect demand for CMC’s products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing CMC’s inventory values due to declines in commodity prices or reducing the profitability of downstream contracts within CMC’s vertically integrated steel operations due to rising commodity pricing; excess capacity in CMC’s industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of geopolitical conditions, including political turmoil and volatility, regional conflicts, terrorism and war on the global economy, inflation, energy supplies and raw materials; increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG, environmental justice or regulatory initiatives; operating and startup risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of CMC’s investments; impacts from global public health crises on the economy, demand for CMC’s products, global supply chain and on CMC’s operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern CMC’s business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in CMC’s or its customers’ abilities to access credit and non-compliance with their contractual obligations, including payment obligations; activity in repurchasing shares of common stock under CMC’s share repurchase program; financial and non-financial covenants and restrictions on the operation of CMC’s business contained in agreements governing CMC’s debt; CMC’s ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on CMC’s financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third-party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; the impact of goodwill or other indefinite-lived intangible asset impairment charges; the impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact CMC’s business; availability and pricing of electricity, electrodes and natural gas for mill operations; CMC’s ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; CMC’s ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which CMC exerts little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks, including those related to the PSG litigation and other legal proceedings; risk of injury or death to employees, customers or other visitors to CMC’s operations; and civil unrest, protests and riots.

Media Contact: Susan Gerber, 214-689-4300